SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 2001


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                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2001-A
                           (EXACT NAME OF REGISTRANT)

     DELAWARE                     333-56802
     DELAWARE                     333-56802-01
                                                           22-3784653
  ----------------------       --------------------      --------------
  (STATE OF INCORPORATION)     (COMMISSION FILE NO.)     (IRS EMPLOYER
                                                          IDENTIFICATION
                                                          NUMBER)

                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 307-4000
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------


(c) Exhibit.
    --------

99.1 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date June 25, 2001.

99.2 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date July 25, 2001.

99.3 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date August 27, 2001.

99.4 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date September 25, 2001.

99.5 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date October 25, 2001.

99.6 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date November 26, 2001.

99.7 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date December 26, 2001.

99.8 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date January 25, 2002.



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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           BMW FS Securities LLC
                                           BMW Vehicle Owner Trust 2001-A



Date:  April 7, 2003                        By:  /s/ Norbert Mayer
                                               ---------------------------------
                                                Norbert Mayer
                                                Authorized Signatory




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
                                          EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

99.1 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date June 25, 2001.

99.2 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date July 25, 2001.

99.3 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date August 27, 2001.

99.4 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date September 25, 2001.

99.5 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date October 25, 2001.

99.6 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date November 26, 2001.

99.7 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date December 26, 2001.

99.8 Servicer Report for BMW Vehicle Owner Trust 2001-A for the Distribution Date January 25, 2002.



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